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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2010

              Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-152934	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01                      OTHER EVENTS

Reminder of 2010 Annual Stockholder Meeting Time, Date and Location

As announced previously, Nortek’s 2010 Annual Meeting of Stockholders will be held at 9:00 a.m. local time on November 9, 2010 at the Renaissance Providence Hotel, 5 Avenue of the Arts, Providence, Rhode Island 02903. Stockholders will consider the election of Nortek's Class I directors, the ratification of Ernst & Young LLP (“E&Y”) as Nortek's independent registered public accounting firm for fiscal year 2010, the ratification of Nortek's 2009 Omnibus Incentive Plan and other business as may properly come before the Annual Meeting. Holders of record of Nortek's common stock and restricted stock at the close of business on September 23, 2010 are entitled to vote at the meeting and at any adjournments or postponements thereof.

Fees Paid to Independent Auditor

In connection with Nortek’s 2010 Annual Meeting of Stockholders and the proposed stockholder ratification of the appointment of E&Y as Nortek’s independent registered public accounting firm for 2010, below are the fees paid by Nortek to E&Y for the fiscal periods indicated.

	2009	2008
Audit Fees (1)	$5,302,000	$4,650,000
Audit-Related Fees (2)	$190,000	$400,000
Tax Fees (3)	$417,500	$302,000
All Other Fees (4)	--	--

(1) Audit fees for the years ended 2009 and 2008 include fees for the audit of Nortek’s annual consolidated financial statements, review of the financial statements included in Nortek’s quarterly reports on Form 10-Q filed during 2009 and 2008 and professional services rendered in connection with Nortek’s statutory audits.  Audit fees for the year ended 2009 include fees for additional audit work related to fresh start accounting as a result of Nortek’s emergence from bankruptcy on December 17, 2009, and include final fees of $450,000 billed for the 2008 audit.  Audit fees for the year ended 2008 also include fees for professional services rendered in connection with certain debt offerings, and include final fees of $600,000 billed for the 2007 audit.

(2) Audit-related fees for the years ended 2009 and 2008 include fees reasonably related to the performance of the audit or review of Nortek’s financial statements.  Audit-related fees billed during 2009 and 2008 include fees for the audits of Nortek’s employee benefit plans and Nortek’s subscription to E&Y’s accounting information tool.  Audit-related fees billed during 2008 also include fees for accounting consultations and audit procedures related to acquisitions, consultations related to Nortek’s Sarbanes-Oxley Act Section 404 project, and final fees of $25,000 relating to 2007.

(3) Tax fees for the years ended 2009 and 2008 include professional services rendered by E&Y for tax compliance, tax advice and tax planning during such years.

(4) There were no other fees billed by E&Y in 2009 or 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    NORTEK, INC.

By:  /s/ Edward J. Cooney
       Name: Edward J. Cooney
       Title:   Vice President and Treasurer

Date: October 25, 2010